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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 13, 1996
                                                         ---------------

                                  GRANGES INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


       1-9025                                         Not Applicable
       ------                                         --------------
(Commission File No.)                      (I.R.S. Employer Identification No.)


                            British Columbia, Canada
                            ------------------------
         (State or other jurisdiction of incorporation or organization)


 Suite 3000, 370 Seventeenth Street, Denver, CO, USA        80202
 ---------------------------------------------------        -----
       (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code 303-629-2450
                                                           ------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

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                                  GRANGES INC.

Item 1.          Changes in Control of Registrant

                 Not applicable

Item 2.          Acquisition or Disposition of Assets

                 Not applicable

Item 3.          Bankruptcy or Receivership

                 Not applicable

Item 4.          Changes in Registrant's Certifying Accountant

                 Not applicable

Item 5.          Other Events

                (a) On August 13, 1996, the Registrant issued the following press release:

                    "GRANGES AND DA CAPO EXTEND SIGNING DATE
                               TO AUGUST 15, 1996

VANCOUVER, BRITISH COLUMBIA, AUGUST 13, 1996 - Granges Inc. and Da Capo Resources Ltd. announced today that they have extended the date for signing a definitive merger agreement to August 15, 1996, pending resolution of issues relating to the terms of a support agreement from Atlas Corporation, which holds 22.8 percent of the outstanding shares in Granges.

Under the previously announced agreement between the two companies, unanimously approved by their boards, Granges and Da Capo agreed to amalgamate into a single company. The amalgamation agreement is subject to shareholder, court, and regulatory approval; completion of due diligence; the receipt of support agreements to vote in favor of the transaction at special shareholders meetings from Atlas Corporation and the principal shareholder of Da Capo, Ross Beaty; and the execution of a definitive agreement.

Michael Richings, President and Chief Executive Officer of Granges, stated today that all conditions set out in the memorandum of agreement have been satisfied including due diligence, except the signing of the definitive agreement, the terms of which have been settled, and receipt of a satisfactory support agreement from Atlas Corporation. Granges and Da Capo have now agreed that, in order for the amalgamation to proceed, the definitive agreement and an acceptable support agreement from Atlas must be signed no later than August 15, 1996. The purpose of the extension is to give Granges and Atlas additional time to discuss a number of conditions, which Atlas Corporation has requested in return for signing a support agreement.





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Granges Inc. is an international gold mining and exploration company based in
Denver, Colorado, with its registered office in Vancouver, British Columbia. Its holdings range from the Hycroft Mine in Nevada to exploration properties and development projects in North and South America."

Item 6.          Resignations of Registrant's Directors

                 Not applicable

Item 7.          Financial Statements and Exhibits

         (a)     Financial Statements - none

         (b)     Pro Forma financial information - none

         (c)     Exhibit - none

Item 8.          Change in Fiscal Year

                 Not applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                     GRANGES INC.
                                             ----------------------------
                                                     (Registrant)





Date: August 20, 1996                    By: /s/ A. J. ALI
                                             ----------------------------
                                             A. J. Ali, CA
                                             Vice President Finance and
                                             Chief Financial Officer





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